UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 28, 2020
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On October 28, 2020, Body and Mind Inc. (the “Company”) issued a news release to announce that the Body and Mind branded dispensary has been awarded Best Dispensary in Arkansas by Ark420.com.

The dispensary and cultivation facility was completed in April 2020 with extensive design and project management from Body and Mind’s construction and real estate team. The dispensary was opened by Body and Mind and Comprehensive Care Group in April 2020 and the cultivation facility construction is complete with cultivation operational setup in progress.

“Congratulations to Body and Mind West Memphis for winning the first annual Arkansas Dispensary of The Year brought to you by Ark420.com!”, stated Christopher Miles, founder of Ark420.com.” After collecting almost 3,000 votes from Arkansans, BaM took first place! We look forward to holding this competition each year and seeing if BaM will hold their spot in 2021! The Arkansas cannabis community has made it clear who their favorite dispensary is!”

“We appreciated the recognition from our patients and customers for our work to provide knowledgeable service and safe, legal, tested cannabis products.” stated Michael Mills, CEO of Body and Mind. “We are excited to move forward with our cultivation as we bring Body and Mind branded offerings to the Arkansas market. We appreciate the work of Ark420 to create a trusted source of information for current and new patients in Arkansas.”

Arkansas is a limited license state and the Arkansas Medical Marijuana Commission has approved a total of 33 licensed dispensaries across the state. Sales of legal medical cannabis commenced in Arkansas in May 2019. The program has experienced expanding adoption from medical cannabis patients.

View the Body and Mind Arkansas video at https://youtu.be/YFpovCFl3hI

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated October 28, 2020.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: October 28, 2020	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

3